Exhibit 99.1

PRESS RELEASE
_________________________________________________________________________________

joanne freiberger, CPA, CTP
VP, TREASURER
jfreiberger@masonite.com
813.739.1808

brian prenoveau, CFA
DIRECTOR, INVESTOR RELATIONS
bprenoveau@masonite.com
813.371.5839

Masonite International Corporation Authorizes Additional Share Repurchase Program

Tampa, FL, May 10, 2018 - Masonite International Corporation (NYSE: DOOR) announced today that its Board of Directors approved a new share repurchase program pursuant to which the Company intends to repurchase up to $250 million of its outstanding common shares. This is in addition to the existing share repurchase authorization approved in February 2017, under which approximately $61 million remained available for repurchases as of May 9, 2018.

Any repurchases under the new and existing program will be made in the open market, in privately negotiated transactions or otherwise, subject to market conditions, applicable legal requirements, and other relevant factors. The share repurchase programs do not obligate the Company to acquire any particular amount of common shares, and it may be suspended or terminated at any time at the Company’s discretion. The timing of the repurchases and the actual amount repurchased will be determined by the Company based on its evaluation of a variety of factors, including the market price of the Company’s common shares, general market and economic conditions, and other factors. Repurchases under the share repurchase program are permitted to be made under one or more Rule 10b5-1 plans, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so under applicable insider trading laws.

“Our Board of Directors and management believe that Masonite’s shares are an attractive investment opportunity. We believe our strong balance sheet and expected cash flows will enable us to continue to invest in internal and external opportunities, strengthen our business and create shareholder value,” said Fred Lynch, President and Chief Executive Officer.

About Masonite

Masonite International Corporation is a leading global designer and manufacturer of interior and exterior doors for the residential new construction; the residential repair, renovation and remodeling; and the non-residential building construction markets. Since 1925, Masonite has provided its customers with innovative products and superior service at compelling values. Additional information about Masonite can be found at www.masonite.com.

masonite.com

Forward-looking Statements

This press release contains forward-looking information and other forward-looking statements within the meaning of applicable Canadian and/or U.S. securities laws, including our discussion of our additional share repurchase program and the effects of our strategic initiatives. When used in this press release, such forward-looking statements may be identified by the use of such words as “may,” “might,” “could,” “will,” “would,” “should,” “expect,” “believes,” “outlook,” “predict,” “forecast,” “objective,” “remain,” “anticipate,” “estimate,” “potential,” “continue,” “plan,” “project,” “targeting,” or the negative of these terms or other similar terminology. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Masonite, or industry results, to be materially different from any future plans, goals, targets, objectives, results, performance or achievements expressed or implied by such forward-looking statements. As a result, such forward-looking statements should not be read as guarantees of future performance or results, should not be unduly relied upon, and will not necessarily be accurate indications of whether or not such results will be achieved. Factors that could cause actual results to differ materially from the results discussed in the forward-looking statements include, but are not limited to, our ability to successfully implement our business strategy; general economic, market and business conditions, including foreign exchange rate fluctuation and inflation; levels of residential new construction; residential repair, renovation and remodeling; and non-residential building construction activity; the United Kingdom's formal trigger of the two year process for its exit from the European Union and related negotiations; competition; our ability to manage our operations including integrating our recent acquisitions and companies or assets we acquire in the future; our ability to generate sufficient cash flows to fund our capital expenditure requirements, to meet our pension obligations, and to meet our debt service obligations, including our obligations under our senior notes and our ABL Facility; labor relations (i.e., disruptions, strikes or work stoppages), labor costs and availability of labor; increases in the costs of raw materials or wages or any shortage in supplies or labor; our ability to keep pace with technological developments; cyber security threats and attacks; the actions taken by, and the continued success of, certain key customers; our ability to maintain relationships with certain customers; the ability to generate the benefits of our restructuring activities; retention of key management personnel; environmental and other government regulations; and limitations on operating our business as a result of covenant restrictions under our existing and future indebtedness, including our senior notes and our ABL Facility.

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